SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 16, 2007

                         INTERNATIONAL WIRE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                     000-51043               43-1705942
  (State or Other Jurisdiction          (Commission           (I.R.S. Employer
of Incorporation or Organization)       File Number)         Identification No.)


     12 MASONIC AVE., CAMDEN, NY                                  13316
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (315) 245-3800


           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02.  NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
            AUDIT REPORT OR COMPLETED INTERIM REVIEW.

International Wire Group, Inc. (the "Company") concluded that as of December 31, 2005, the Company did not maintain effective control over the evaluation and completeness of its deferred tax assets and liabilities, the associated valuation allowances established in previous years to reflect the likelihood of the recoverability of net deferred tax assets and the income tax provision (benefit) for continuing and discontinued operations. Specifically, the Company did not have effective controls in place to identify the differences between book and tax accounting for fixed assets, certain inventory reserves and LIFO inventories, certain intangibles and net operating losses. In addition, the Company previously disclosed that this control deficiency could result in a material misstatement to the aforementioned accounts that would result in a material misstatement to the Company's annual or interim consolidated financial statements that would not be prevented or detected. Accordingly, management determined that this control deficiency constituted a material weakness. This material weakness existed throughout 2006.

On March 16, 2007, the Audit Committee of the Board of Directors of the Company, after consulting with senior management, determined that the Company's consolidated financial statements for the year ended December 31, 2005 and the income tax footnote disclosures as of December 31, 2004 should be restated to correct errors in accounting for deferred income tax assets/liabilities, goodwill and the provision for income tax, and that accordingly the consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 should no longer be relied upon. The Audit Committee has discussed these matters with the Company's independent registered public accounting firm for the relevant periods and the Company's current independent registered public accounting firm. The Company will file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2005 to reflect the restatement of such financial statements. The restatement is expected to result in non-cash adjustments and is not expected to impact income from continuing operations before income tax provision. In addition, the Company has not yet filed its Quarterly Report on Form 10-Q for the period ended September 30, 2006, pending the resolution of this matter. The Company expects to file the amendment to its Annual Report on Form 10-K for the year ended December 31, 2005 and its Quarterly Report on Form 10-Q for the period ended September 30, 2006 by April 2, 2007.







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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       INTERNATIONAL WIRE GROUP, INC.

Date: March 16, 2007                   By: /s/ Glenn J. Holler
                                           -----------------------------------
                                           Name: Glenn J. Holler
                                           Title: Senior Vice President,
                                                  Chief Financial Officer
                                                  and Secretary






















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